                                                                 EXHIBIT 10.33

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.

                                                          JUPITER COMMUNICATIONS

                                                                    627 BROADWAY
                                                              NEW YORK, NY 10012
                                                             PHONE: 212-780-6060
              STRATEGIC PLANNING SERVICES (SPS) AGREEMENT      FAX: 212-529-7156


IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

CONTRACT TERM / NUMBER OF MONTHS [*****] MONTHS START DATE [*****] END DATE [*****] INVESTMENT [*****] PAYMENT TERMS: UPON RECEIPT

THIS CONTRACTS PRICING AND DETAILS ARE CONTINGENT UPON EXECUTION OF THE JUPITER MINDSHARE CONTRACT OF THE SAME DATE

===========================================================================================================================
CLIENT INFORMATION:                                        BILL TO:

Primary Contact:       Jeff Howard                         Primary Contact:
                   -----------------------------------                        --------------------------------

Company/Organization:  Vitamin Shoppe                      Company/Organization:
                     ---------------------------------                          ------------------------------

Address:  4700 Westside Ave.                               Address:
        ----------------------------------------------             ---------------------------------------

City, State and Zip:   North Bergen, NJ 07047              City, State and Zip:
                    ----------------------------------                         ---------------------------

Phone:   201-866-7711     Fax:   201-866-1834
      --------------------    ------------------------

                                   Phone:                   Fax:
                                         -------------------    --------------


E-mail:  jhoward@vitaminshoppe.com                         E-mail:
       ----------------------------------------------             --------------------------------------------

# OF POWER USERS: [*****]  # OF ONLINE USERS: [*****]   # OF FORUM PASSES: [*****]
                  -------                     -------                      -------
# OF PRACTICES: [*****]   # OF MODULES: [*****]
                -------                 -------

Research Practices [ ] CONSUMER CONTENT STRATEGIES [ ] ONLINE ADVERTISING STRATEGIES [ ] SITE OPERATIONS STRATEGIES
[ ] DIGITAL COMMERCE STRATEGIES Market Modules [ ] SHOPPING [ ] HEALTH
============================================================================================================================


SPS DELIVERABLES: THE RESEARCH PRACTICES AND MARKET MODULES YOU'VE SELECTED ARE INDICATED ABOVE

Jupiter Communications, LLC ("Jupiter") agrees to provide Vitamin Shoppe ("The Client") with the following deliverables:

1. Unlimited access to Jupiter's research online and one hardcopy per SPS Power User. Jupiter's research schedule is outlined as follows:

    - Practices - (MONTHLY ANALYST REPORTS, WEEKLY ANALYST NOTES, MONTHLY JUP-TELS)

    -   Market Modules - (BI-ANNUAL ANALYST REPORTS, MONTHLY ANALYST NOTES)

2. Unlimited number of ANALYST INQUIRY sessions for the designated SPS POWER USER only. Analyst Inquiry session is a 30-minute discussion relevant to the Practice or Module's competency areas.

3. FORUM PASSES - (QUANTITY IS INDICATED ABOVE) Up to TWO of the client's allotment of passes may be used per forum. Last minute registrations will be accepted if space if available. Additional passes may be purchased at a [*****] discount.

4. PARTICIPATION IN MONTHLY TELECONFERENCES for the designated SPS Power User only. Power users may participate in the monthly "JupTel" for their selected practices(s). A JupTel is a telephone conference call that outlines the key findings from a recent Analyst Report. Participants are invited to ask questions at the end of the presentation.

5. The JUPITER/NFO CONSUMER SURVEY on the behavior, attitudes and spending habits of consumers delivered twice a year.

CONFIDENTIALITY AGREEMENT

6. Jupiter has a policy of protecting its clients' information from disclosure to third parties. Jupiter will take reasonable steps to protect from disclosure materials marked "confidential", provided such materials are kept proprietary by Client, not generally available to the public, or independently developed by others.

7. Intellectual Property Rights - Jupiter retains exclusive rights to its research, analysts and other copyrighted works, which may not be used or distributed contrary to the terms of this agreement. Jupiter also retains exclusive rights to its trademarks, including but not limited to JUPITER(R), Jupiter Communications(R), and SPS(TM).Jupiter Communications may use the Client's name and logo in promotional materials.

BREACH AND LIABILITY OF JUPITER AND THE CLIENT

8. If either party commits a material breach of any term or provision of this Agreement, the non-breaching party must provide the breaching party with written notice of the breach. The breaching party then must remedy the breach within 30-days following receipt of the written notice. If the breaching party does not remedy the breach within the 30-day period, the non-breaching party may terminate this Agreement reserving all rights in law and equity. Any outstanding balance shall be paid within thirty days of execution of this agreement. In the event that all fees are not collected by Jupiter as specified, Jupiter may at its sole discretion, terminate this agreement and seek damages, including interest, costs and reasonable attorneys' fees.

9. The liability for any acts or omissions, arising out of or related to this agreement and the Deliverables, by Jupiter Communications, and its employees, subsidiaries licensees and assigns, is limited to the fees paid by the client for deliverables in the most recent subscription period. Non performance shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts, orders or restrictions or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party.

10. The Client understands that access to Jupiter's research is only available to the designated Power or Online Users. Power or Online Users are prohibited from sharing passwords, copying, reprinting, or otherwise distributing Jupiter research to unauthorized persons. This includes sharing Jupiter research with other employees at the Client who are not authorized Power or Online users . Any type of sharing of Jupiter research without the express consent of Jupiter Communications is a violation of Jupiter's Copyright, constitutes a material breach of this agreement and is expressly forbidden.

11. In the event that this agreement, by either party, in whole or in part, is sold, assigned, pledged, or otherwise transferred or assumed by a third party, the other party will agree to be bound by the terms and conditions of the agreement and the other party will guarantee such third party's compliance with the terms and conditions of this agreement. This guarantee will survive termination.

12. This Agreement shall be deemed to have been executed in the City and State of New York, U.S.A. and shall be interpreted in accordance with and governed by the Federal Arbitration Act and the laws of the State of New York and the Commercial Rules of the American Arbitration Association (Notice for purposes of arbitration will be deemed effected when served in a manner proscribed by the Commercial Rules of the American Arbitration Association. Any controversy or dispute concerning any act relating to or arising out of this Agreement, shall be finally settled by binding arbitration under the Commercial Rules of the American Arbitration Association then in effect. Parties to this Agreement, for purposes of arbitration, include but are not limited to (i) signatories; (ii) guarantors; (iii) assigns; and (iv) subsidiaries, divisions, and agents of parties.

JUPITER COMMUNICATIONS LLC                        VITAMIN SHOPPE
--------------------------                        --------------

Signed:     [SIG]                                 Signed:      [SIG]
       --------------------------------------            -------------------------------

Name:    Kevin Muoio                              Name:    Larry M. Segall
     ----------------------------------------           --------------------------------

Title: SPS Account Manager                        Title:   CFO
      ---------------------------------------           --------------------------------

Date:  4/29/1999                                  Date:    4/29/99
     ----------------------------------------          ---------------------------------

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.



                                                          JUPITER COMMUNICATIONS
                                                                    627 BROADWAY
                                                              NEW YORK, NY 10012
           MINDSHARE: THE JUPITER EXECUTIVE PROGRAM          PHONE: 212-780-6060
          STRATEGIC PLANNING SERVICES (SPS) AGREEMENT          FAX: 212-529-7156

IN CONSIDERATION OF THE MUTUAL COVENANTS HEREIN, THE PARTIES AGREE AS FOLLOWS:

CONTRACT TERM / NUMBER OF MONTHS [*****] MONTHS START DATE [*****] END DATE [*****] INVESTMENT [*****] PAYMENT TERMS: UPON RECEIPT

THIS CONTRACTS PRICING AND DETAILS ARE CONTINGENT UPON EXECUTION OF THE JUPITER SPS CONTRACT OF THE SAME DATE

===========================================================================================================
CLIENT INFORMATION:                                   BILL TO:

Primary Contact:       Jeff Howard                    Primary Contact:
                  -------------------------------                      --------------------------------

Company/Organization:  Vitamin Shoppe                 Company/Organization:
                      ---------------------------                          ----------------------------

Address:  4700 Westside Ave.                          Address:
        -----------------------------------------             -----------------------------------------

City, State and Zip:    North Bergen, NJ 07047        City, State and Zip:
                    -----------------------------                         -----------------------------

Phone:  201-866-7711     Fax:  201-583-1834
      -------------------    --------------------

                                   Phone:             Fax:
                                         -------------    --------------

E-mail:           jhoward@vitaminshoppe.com           E-mail:
       --------------------------------------------          ------------------------------------------

===========================================================================================================


MINDSHARE DELIVERABLES:

Jupiter Communications, LLC ("Jupiter") agrees to provide Vitamin Shoppe ("The Client") with the following deliverables:

1. Unlimited access to Jupiter's Executive Research online and one hardcopy for the MINDSHARE EXECUTIVE USER. Jupiter's research schedule is outlined as follows:

    -    Quarterly Analyst Reports

    -    Monthly Analyst Notes

2. TWO MINDSHARE STRATEGY sessions presented at the client's site by a Jupiter Mindshare Analyst. Strategy sessions are 3 to 4 hours in length and must be scheduled at least one month in advance. Client will receive a summary of the session as well as a follow up phone call from the presenting Jupiter Mindshare Analyst two weeks after the Strategy Session. Two sessions may be scheduled in one day. Travel and accommodation expenses for the sessions are included in the contract price.

3. ONE PASS TO THE JUPITER EXECUTIVE FORUM - The Executive Forum pass is not transferable without prior permission from Jupiter Communications.

CONFIDENTIALITY AGREEMENT

4. Jupiter has a policy of protecting its clients' information from disclosure to third parties. Jupiter will take reasonable steps to protect from disclosure materials marked "confidential", provided such materials are kept proprietary by Client, not generally available to the public, or independently developed by others.

5. Intellectual Property Rights - Jupiter retains exclusive rights to its research, analysts and other copyrighted works, which may not be used or distributed contrary to the terms of this agreement. Jupiter also retains exclusive rights to its trademarks, including but not limited to JUPITER(R), Jupiter Communications(R), and SPS(TM). Jupiter Communications may use the Client's name and logo in promotional materials.

BREACH AND LIABILITY OF JUPITER AND THE CLIENT

6. If either party commits a material breach of any term or provision of this Agreement, the non-breaching party must provide the breaching party with written notice of the breach. The breaching party then must remedy the breach within 30-days following receipt of the written notice. If the breaching party does not remedy the breach within the 30-day period, the non-breaching party may terminate this Agreement reserving all rights in law and equity. Any outstanding balance shall be paid within thirty days of execution of this agreement. In the event that all fees are not collected by Jupiter as specified, Jupiter may at its sole discretion, terminate this agreement and seek damages, including interest, costs and reasonable attorneys' fees.

7. The liability for any acts or omissions, arising out of or related to this agreement and the Deliverables, by Jupiter Communications, and its employees, subsidiaries licensees and assigns, is limited to the fees paid by the client for deliverables in the most recent subscription period. Non performance shall be excused to the extent that performance is rendered impossible by strike, fire, flood, governmental acts, orders or restrictions or any other reason where failure to perform is beyond the control and not caused by the negligence of the non-performing party.

8. The Client understands that access to Jupiter's research is only available to the designated Mindshare Executive User. Clients are prohibited from sharing passwords, copying, reprinting, or otherwise distributing Jupiter research to unauthorized persons. This includes sharing Jupiter research with other employees at the Client who are not authorized Mindshare Executive users. Any type of sharing of Jupiter research without the express consent of Jupiter Communications is a violation of Jupiter's Copyright, constitutes a material breach of this agreement and is expressly forbidden.

9. In the event that this agreement, by either party, in whole or in part, is sold, assigned, pledged, or otherwise transferred to or assumed by a third party, the other party will agree to be bound by the terms and conditions of the agreement and the other party will guarantee such third party's compliance with the terms and conditions of this agreement. This guarantee will survive termination.

10. This Agreement shall be deemed to have been executed in the City and State of New York, U.S.A. and shall be interpreted in accordance with and governed by the Federal Arbitration Act and the laws of the State of New York and the Commercial Rules of the American Arbitration Association (Notice for purposes of arbitration will be deemed effected when served in a manner proscribed by the Commercial Rules of the American Arbitration Association. Any controversy or dispute concerning any act relating to or arising out of this Agreement, shall be finally settled by binding arbitration under the Commercial Rules of the American Arbitration Association then in effect. Parties to this Agreement, for purposes of arbitration, include but are not limited to (i) signatories; (ii) guarantors; (iii) assigns; and (iv) subsidiaries, divisions, and agents of parties.

JUPITER COMMUNICATIONS LLC                                  VITAMIN SHOPPE
--------------------------                                  --------------

Signed:                    [SIG]                            Signed:              [SIG]
       -------------------------------------------------           -----------------------------------------

Name:    Kevin Muoio                                        Name:    Larry M. Segall
     ---------------------------------------------------         -------------------------------------------

Title:   SPS Account Manager                                Title:   CFO
      --------------------------------------------------          ------------------------------------------

Date: 4/29/1999                                             Date: 4/29/1999
-----------------------------------------------------------------------------------------------------------------